UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 6, 2011
(September 30, 2011)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
577 North Garden Ridge Blvd.
Lewisville, Texas 75067
(972) 420-4189

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2011, PNM Resources, Inc.'s (“PNMR”) indirect wholly owned subsidiary, Texas-New Mexico Power Company (“TNMP”), entered into a $50.0 million Term Loan Credit Agreement (the “Term Loan Agreement”) among TNMP, the lenders identified therein and JPMorgan Chase Bank, N.A., as administrative agent. The Term Loan Agreement replaces the $50.0 million Term Loan Credit Agreement (the “2009 Term Loan Agreement”) among TNMP, the lenders identified therein and Union Bank, N.A., as administrative agent, dated as of March 25, 2009.  On September 30, 2011, TNMP repaid all amounts outstanding under the 2009 Term Loan Agreement and related hedging agreements (which effectively established fixed interest rates for borrowings under the 2009 Term Loan Agreement), effectively terminating such agreements.  There were no early termination penalties incurred by TNMP.

TNMP borrowed $50.0 million under the Term Loan Agreement on September 30, 2011, and TNMP must pay interest on its borrowings from time to time thereafter.  Borrowings must be repaid under the Term Loan Agreement by June 30, 2014.

TNMP has used the $50.0 million that it borrowed under the Term Loan Agreement on September 30, 2011, to repay the principal portion of its debt outstanding under its 2009 Term Loan Agreement.

Borrowings under the Term Loan Agreement are secured by $50.0 million aggregate principal amount of first mortgage bonds of TNMP (the “Series 2011A Bonds”).  The Series 2011A Bonds were issued on September 30, 2011, pursuant to the First Mortgage Indenture dated as of March 23, 2009 (the “Original Indenture”), between TNMP and Union Bank, N.A. (successor to The Bank of New York Mellon Trust Company, N.A.), as Trustee (the “Trustee”), as previously supplemented and as further supplemented by the Fourth Supplemental Indenture dated as of September 30, 2011, between TNMP and the Trustee (the “Fourth Supplemental Indenture”), which is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Borrowings under the 2009 Term Loan Agreement and related hedging obligations were secured by $50.0 million aggregate principal amount of first mortgage bonds of TNMP (the “Series 2009B Bonds”), and following the repayment of all amounts outstanding under the 2009 Term Loan Agreement, on September 30, 2011 the Trustee cancelled the Series 2009B Bonds.

The Term Loan Agreement includes customary covenants, including requirements to not exceed a maximum consolidated debt-to-consolidated capitalization ratio.  The Term Loan Agreement also includes customary events of default.  The Term Loan Agreement has a cross default provision and a change of control provision. If an event of default occurs, the administrative agent may, or upon the request and direction of lenders holding a specified percentage of the commitments or loans shall, declare the obligations outstanding under the Term Loan Agreement to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.  The Term Loan Agreement did not require state regulatory approval.

Also on September 30, 2011, TNMP entered into hedging agreements whereby it effectively established fixed interest rates for such borrowing for a period of five years.  The hedging obligations entered into in connection with the Term Loan Agreement are also secured by the Series 2011A Bonds.

The description of the Term Loan Agreement is not complete and is qualified in its entirety by reference to the entire Term Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

JPMorgan Chase Bank, N.A. and Union Bank, N.A. perform normal banking and investment banking and advisory services from time to time for TNMP and its affiliates, for which they have received customary fees and expenses.

The Series 2011A Bonds are not registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements and applicable state laws.  This Current Report shall not constitute an offer to sell or a solicitation of an offer to purchase the  Series

2011A Bonds or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

In addition, on September 30, 2011, TNMP entered into an amendment (the “Amendment”) to its $75.0 million amended and restated secured credit agreement among TNMP, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Revolving Credit Agreement”).

The Amendment conforms certain covenants in the Revolving Credit Agreement to the corresponding covenants contained in the Term Loan Agreement.

The description of the Amendment is not complete and is qualified in its entirety by reference to the entire Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     The banks who are agents and lenders under the Revolving Credit Agreement perform normal banking and investment banking and advisory services for TNMP and its affiliates from time to time for which they have received customary fees and expenses.

Item 1.02 Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Fourth Supplemental Indenture dated as of September 30, 2011 between Texas-New Mexico Power Company and Union Bank, N.A. (successor to the Bank of New York Mellon Trust Company, N.A.).
10.1
Term Loan Credit Agreement dated as of September 30, 2011, among Texas-New Mexico Power Company, as the Borrower, the lenders identified therein, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of September 30, 2011 by and among Texas-New Mexico Power Company, the institutions parties thereto as Lenders, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. TEXAS-NEW MEXICO POWER COMPANY (Registrants)

Date: October 6, 2011	/s/ Thomas G. Sategna
Thomas G. Sategna Vice President and Corporate Controller (Officer duly authorized to sign this report)

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